Interpublic Group

Third Quarter 2011
Earnings Conference Call
October 28, 2011

Overview – Third Quarter 2011

- Revenue increased 11.1% from Q3-10, 8.7% on an organic basis
- Operating income was $173 million compared with $100 million
- Operating margin was 10.0% compared with 6.5%
- Diluted EPS was $0.40 and ex-investment gain was $0.16
- Repurchased 15 million common shares in the quarter, average price $8.66

See reconciliation of organic revenue change on page 17 and diluted EPS on page 21.

IPG

Operating Performance

	Three Months Ended September 30, 2011		Three Months Ended September 30, 2010	
Revenue	$	1,726.5	$	1,553.4
Salaries and Related Expenses		1,088.0		1,007.1
Office and General Expenses		465.5		444.7
Restructuring and Other Reorganization-Related (Reversals) Charges, net		(0.2)		1.4
Operating Income		173.2		100.2
Interest Expense		(32.9)		(34.7)
Interest Income		9.7		6.8
Other Income (Expense), net		137.1		(3.1)
Income Before Income Taxes		287.1		69.2
Provision for Income Taxes		70.4		24.4
Equity in Net Income of Unconsolidated Affiliates		0.8		0.8
Net Income		217.5		45.6
Net Income Attributable to Noncontrolling Interests		(6.5)		(0.3)
Net Income Attributable to IPG		211.0		45.3
Dividends on Preferred Stock		(2.9)		(2.9)
Net Income Available to IPG Common Stockholders	$	208.1	$	42.4
Earnings per Share Available to IPG Common Stockholders:				
Basic	$	0.45	$	0.09
Diluted	$	0.40	$	0.08
Weighted-Average Number of Common Shares Outstanding:				
Basic		464.7		474.7
Diluted		537.6		533.6
Dividends Declared per Common Share	$	0.06	$	0.00

(Amounts in Millions, except per share amounts)

Revenue

	Three Months Ended		Nine Months Ended	
	$	% Change	$	% Change
September 30, 2010	**$ 1,553.4**		**$ 4,502.1**	
Total change	173.1	11.1%	439.9	9.8%
Foreign currency	48.3	3.1%	119.0	2.6%
Net acquisitions/(divestitures)	(10.9)	(0.7%)	(15.9)	(0.3%)
Organic	135.7	8.7%	336.8	7.5%
September 30, 2011	**$ 1,726.5**		**$ 4,942.0**	

	Three Months Ended September 30,				Nine Months Ended September 30,			
			Change				Change	
	2011	2010	Total	Organic	2011	2010	Total	Organic
IAN	$ 1,432.7	$ 1,284.7	11.5%	8.3%	$ 4,140.3	$ 3,757.1	10.2%	7.1%
CMG	$ 293.8	$ 268.7	9.3%	10.9%	$ 801.7	$ 745.0	7.6%	9.3%

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliations of segment organic revenue change on pages 17 and 18.

($ in Millions)

Geographic Revenue Change

	Three Months Ended September 30, 2011		Nine Months Ended September 30, 2011	
	Total	Organic	Total	Organic
United States	8.6%	10.1%	6.3%	7.6%
International	14.8%	6.7%	15.0%	7.3%
United Kingdom	10.9%	4.3%	19.3%	9.3%
Continental Europe	10.2%	(1.8%)	8.9%	1.5%
Asia Pacific	23.9%	15.3%	20.5%	12.5%
Latin America	28.4%	21.7%	18.5%	11.5%
All Other Markets	1.7%	(2.6%)	10.9%	5.0%
Worldwide	**11.1%**	**8.7%**	**9.8%**	**7.5%**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliations of organic revenue change on pages 17 and 18.

IPG

Organic Revenue Growth



Trailing Twelve Months
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
(12.0%)
(0.9%)
0.9%
3.8%
3.7%
(10.8%)
7.0%
8.6%
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q3-11

See reconciliation on page 19.

Expenses

Salaries & Related

	2011	2010	Change $	Change Total	Change Organic
Three Months Ended September 30,	$ 1,088.0	$ 1,007.1	$ 80.9	8.0%	5.4%
% of Revenue	*63.0%*	*64.8%*			
Three months severance	$ 18.7	$ 16.0	$ 2.7	16.9%	
% of Revenue	*1.1%*	*1.0%*			
Nine Months Ended September 30,	$ 3,263.8	$ 2,977.4	$ 286.4	9.6%	7.2%
% of Revenue	*66.0%*	*66.1%*			
Nine months severance	$ 64.4	$ 43.5	$ 20.9	48.0%	
% of Revenue	*1.3%*	*1.0%*			

Office & General

	2011	2010	Change $	Change Total	Change Organic
Three Months Ended September 30,	$ 465.5	$ 444.7	$ 20.8	4.7%	2.5%
% of Revenue	*27.0%*	*28.6%*			
Three months professional fees	$ 26.2	$ 25.7	$ 0.5	1.9%	
% of Revenue	1.5%	*1.7%*			
Nine Months Ended September 30,	$ 1,375.5	$ 1,304.4	$ 71.1	5.5%	3.2%
% of Revenue	*27.8%*	*29.0%*			
Nine months professional fees	$ 85.7	$ 80.7	$ 5.0	6.2%	
% of Revenue	*1.7%*	*1.8%*			

See reconciliations of organic measures on pages 17 and 18.

($ in Millions)

IPG

Operating Margin



Trailing Twelve Months
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(2.0%)
(3.0%)
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q3-11
(1.7%)
1.7%
5.3%
8.5%
5.7%
8.4%
9.1%

Cash Flow

	Three Months Ended September 30, 2011	2010
NET INCOME	$ 217	$ 46
OPERATING ACTIVITIES		
Depreciation & amortization	46	48
Deferred taxes	61	(12)
Gain on sale of an investment	(132)	-
Other non-cash items	5	10
Change in working capital, net	(34)	(60)
Other non-current assets & liabilities	(5)	8
Net cash provided by Operating Activities	**158**	**40**
INVESTING ACTIVITIES		
Business & investment purchases/sales, net	135	(1)
Acquisitions & deferred payments, net	(11)	(54)
Capital expenditures	(30)	(21)
Net cash provided by (used in) Investing Activities [1]	**94**	**(76)**
FINANCING ACTIVITIES		
Repurchase of common stock	(130)	-
Common stock dividends	(27)	-
Purchase of long-term debt	(38)	(1)
Net increase in short-term bank borrowings	23	22
Acquisition related payments	(22)	(26)
Distributions to noncontrolling interests	(6)	(6)
Preferred stock dividends	(3)	(3)
Other financing activities	-	2
Net cash used in Financing Activities	**(203)**	**(12)**
Currency Effect	(74)	44
Decrease in Cash & S/T Marketable Securities	**$ (25)**	**$ (4)**

[1] Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 20.

($ in Millions)

Balance Sheet – Current Portion

	September 30, 2011	December 31, 2010	September 30, 2010
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,785.0	$ 2,675.7	$ 1,927.7
Marketable securities	13.8	13.7	11.3
Accounts receivable, net	3,654.4	4,317.6	3,805.4
Expenditures billable to clients	1,525.3	1,217.1	1,329.4
Other current assets	250.8	229.4	242.0
Total current assets	**$ 7,229.3**	**$ 8,453.5**	**$ 7,315.8**
CURRENT LIABILITIES:			
Accounts payable [1]	$ 5,934.2	$ 6,806.7	$ 5,954.4
Accrued liabilities [1]	624.0	780.5	563.3
Short-term borrowings	149.9	114.8	124.3
Current portion of long-term debt	408.5	38.9	231.0
Total current liabilities	**$ 7,116.6**	**$ 7,740.9**	**$ 6,873.0**

(1) During the third quarter of 2011, we combined media and production liabilities that were previously reflected in accrued liabilities with accounts payable in our Consolidated Balance Sheets. As a result of this change, which was applied retrospectively, accounts payable includes all media and production liabilities.

($ in Millions)

Debt Maturity Schedule

Total Debt including Convertible Notes = $1.7 billion



$800
$600
$400
$200
$0
$151
$400(1)
$200(2)
$350
$600
2011
2012
2013
2014
2017
Face Value as of September 30, 2011
Long-Term Debt
Other Short-Term Debt
First Investor Put 4.25% Convertible Notes (in 2012)
First Investor Put 4.75% Convertible Notes (in 2013)

(1) Discrete option to put 4.25% Notes for cash in March 2012, and for cash, stock or a combination at Company's election, in March 2015 and March 2018. We have an option to call for cash in March 2012. If the puts or calls are not exercised, the notes mature March 2023.

(2) Discrete option to put 4.75% Notes for cash, stock or a combination at Company's election, in March 2013 and March 2018. We have an option to call for cash in March 2013. If the puts or calls are not exercised, the notes mature March 2023.

($ in Millions)

Summary

- Strong growth reflects the competitiveness of our agency brands, notably in digital and emerging markets
- Operating discipline continues to yield margin improvement
- Strong financial resources increasingly driving value creation

Interpublic Group

Appendix

Operating Performance

	Nine Months Ended September 30,			
		2011		2010
Revenue	$	4,942.0	$	4,502.1
Salaries and Related Expenses		3,263.8		2,977.4
Office and General Expenses		1,375.5		1,304.4
Restructuring and Other Reorganization-Related Charges, net		0.8		2.3
Operating Income		301.9		218.0
Interest Expense		(97.9)		(102.3)
Interest Income		27.7		19.4
Other Income (Expense), net		136.3		(4.7)
Income Before Income Taxes		368.0		130.4
Provision for Income Taxes		96.5		72.4
Equity in Net Income of Unconsolidated Affiliates		1.7		0.4
Net Income		273.2		58.4
Net (Income) Loss Attributable to Noncontrolling Interests		(2.8)		4.8
Net Income Attributable to IPG		270.4		63.2
Dividends on Preferred Stock		(8.7)		(12.7)
Benefit from Preferred Stock Repurchased		-		25.7
Net Income Available to IPG Common Stockholders	$	261.7	$	76.2
Earnings per Share Available to IPG Common Stockholders:				
Basic	$	0.56	$	0.16
Diluted	$	0.50	$	0.11
Weighted-Average Number of Common Shares Outstanding:				
Basic		471.3		473.0
Diluted		527.8		526.4
Dividends Declared per Common Share	$	0.18	$	0.00

(Amounts in Millions, except per share amounts)

Cash Flow

	Nine Months Ended September 30,	
	2011	2010
NET INCOME	$ 273	$ 58
OPERATING ACTIVITIES		
Depreciation & amortization	145	147
Deferred taxes	25	(8)
Gain on sale of an investment	(132)	-
Other non-cash items	24	35
Change in working capital, net	(703)	(376)
Other non-current assets & liabilities	(76)	(18)
Net cash used in Operating Activities	**(444)**	**(162)**
INVESTING ACTIVITIES		
Business & investment purchases/sales, net	142	29
Acquisitions & deferred payments, net	(50)	(63)
Capital expenditures	(83)	(50)
Net cash provided by (used in) Investing Activities [1]	**9**	**(84)**
FINANCING ACTIVITIES		
Repurchase of common stock	(269)	-
Common stock dividends	(84)	-
Repurchase of preferred stock	-	(266)
Purchase of long-term debt	(38)	(24)
Net increase in short-term bank borrowings	48	26
Acquisition related payments	(70)	(26)
Distributions to noncontrolling interests	(17)	(18)
Preferred stock dividends	(9)	(17)
Other	16	(3)
Net cash used in Financing Activities	**(423)**	**(328)**
Currency Effect	(33)	6
Decrease in Cash & S/T Marketable Securities	**$ (891)**	**$ (568)**

[1] Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 20.

($ in Millions)

Depreciation and Amortization

	2011				
	Q1	Q2	Q3	Q4	YTD 2011
Depreciation and amortization of fixed assets and intangible assets	$ 35.6	$ 37.7	$ 36.2		$ 109.5
Amortization of restricted stock and other non-cash compensation	15.7	13.8	12.6		42.1
Net amortization of bond premiums and deferred financing costs	(1.9)	(2.1)	(2.3)		(6.3)

	2010				
	Q1	Q2	Q3	Q4	YTD 2010
Depreciation and amortization of fixed assets and intangible assets	$ 37.4	$ 36.8	$ 37.3	$ 36.9	$ 148.4
Amortization of restricted stock and other non-cash compensation	13.7	12.8	12.0	11.5	50.0
Net amortization of bond premiums and deferred financing costs	(1.0)	(0.8)	(1.2)	(1.4)	(4.4)

($ in Millions)

Reconciliation of Organic Measures

	Three Months Ended September 30, 2010	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Three Months Ended September 30, 2011	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 1,284.7	$ 42.7	$ (1.2)	$ 106.5	$ 1,432.7	8.3%	11.5%
CMG	268.7	5.6	(9.7)	29.2	293.8	10.9%	9.3%
Total	$ 1,553.4	$ 48.3	$ (10.9)	$ 135.7	$ 1,726.5	8.7%	11.1%
Geographic Revenue							
United States	**$ 916.9**	**$ -**	**$ (14.4)**	**$ 93.0**	**$ 995.5**	**10.1%**	**8.6%**
International	**636.5**	**48.3**	**3.5**	**42.7**	**731.0**	**6.7%**	**14.8%**
United Kingdom	108.2	5.5	1.6	4.7	120.0	4.3%	10.9%
Continental Europe	169.8	18.9	1.6	(3.1)	187.2	(1.8%)	10.2%
Asia Pacific	154.5	13.1	0.1	23.7	191.4	15.3%	23.9%
Latin America	93.4	6.0	0.2	20.3	119.9	21.7%	28.4%
All Other Markets	110.6	4.8	-	(2.9)	112.5	(2.6%)	1.7%
Worldwide	**$ 1,553.4**	**$ 48.3**	**$ (10.9)**	**$ 135.7**	**$ 1,726.5**	**8.7%**	**11.1%**
Expenses							
Salaries & Related	$ 1,007.1	$ 30.9	$ (4.6)	$ 54.6	$ 1,088.0	5.4%	8.0%
Office & General	444.7	13.8	(3.9)	10.9	465.5	2.5%	4.7%

($ in Millions)

IPG

Reconciliation of Organic Measures

	Nine Months Ended September 30, 2010	Components of Change: Foreign Currency	Net Acquisitions/ (Divestitures)	Organic	Nine Months Ended September 30, 2011	Change: Organic	Total
Segment Revenue							
IAN	$ 3,757.1	$ 105.3	$ 10.6	$ 267.3	$ 4,140.3	7.1%	10.2%
CMG	745.0	13.7	(26.5)	69.5	801.7	9.3%	7.6%
Total	$ 4,502.1	$ 119.0	$ (15.9)	$ 336.8	$ 4,942.0	7.5%	9.8%
Geographic Revenue							
United States	**$ 2,681.0**	**$ -**	**$ (36.8)**	**$ 204.4**	**$ 2,848.6**	**7.6%**	**6.3%**
International	**1,821.1**	**119.0**	**20.9**	**132.4**	**2,093.4**	**7.3%**	**15.0%**
United Kingdom	301.1	15.6	14.4	28.0	359.1	9.3%	19.3%
Continental Europe	559.2	40.1	1.3	8.6	609.2	1.5%	8.9%
Asia Pacific	428.0	34.3	0.1	53.4	515.8	12.5%	20.5%
Latin America	242.6	15.7	1.3	27.9	287.5	11.5%	18.5%
All Other Markets	290.2	13.3	3.8	14.5	321.8	5.0%	10.9%
Worldwide	**$ 4,502.1**	**$ 119.0**	**$ (15.9)**	**$ 336.8**	**$ 4,942.0**	**7.5%**	**9.8%**
Expenses							
Salaries & Related	$ 2,977.4	$ 77.6	$ (6.0)	$ 214.8	$ 3,263.8	7.2%	9.6%
Office & General	1,304.4	35.5	(5.5)	41.1	1,375.5	3.2%	5.5%

($ in Millions)

IPG

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
		Components of change during the period			
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2

In 2011, we changed the classification of taxes assessed by governmental authorities that are directly imposed on our revenue-producing transactions from a gross to a net basis in a country. This change was applied retrospectively and does not change previously reported operating income (loss) or net income (loss). Revenue and office and general expense decreased equally in each period presented.

($ in Millions)

IPG

Reconciliation of Investing Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2011	2010	2011	2010
INVESTING ACTIVITIES				
Cash provided by (used in) Investing Activities per presentation	$ 94	$ (76)	$ 9	$ (84)
Purchase, sale and maturities of short-term marketable securities, net	-	2	-	-
Cash provided by (used in) Investing Activities as reported	$ 94	$ (74)	$ 9	$ (84)

($ in Millions)

Reconciliation of Facebook Transaction [1]

	Three Months Ended September 30, 2011		
	As reported	Facebook	Ex - Facebook
Income Before Income Taxes	$ 287.1	$ 132.2	$ 154.9
Provision for Income Taxes	(70.4)	(4.8)	(65.6)
Effective Tax Rate	*24.5%*		*42.3%*
Equity in Net Income of Unconsolidated Affiliates	0.8		0.8
Net Income Attributable to Noncontrolling Interests	(6.5)		(6.5)
Dividends on Preferred Stock	(2.9)		(2.9)
Net Income Available to IPG Common Stockholders - Basic	$ 208.1	$ 127.4	$ 80.7
Adjustments: Effect of Dilutive Securities			
Interest on 4.25% Notes	0.4		0.4
Interest on 4.75% Notes	1.0		1.0
Preferred Stock Dividends	2.9		0.0
Net Income Available to IPG Common Stockholders - Diluted	$ 212.4		$ 82.1
Weighted-Average Number of Common Shares Outstanding - Basic	464.7		464.7
Add: Effect of Dilutive Securities			
Restricted Stock, Stock Options and Other Equity Awards	7.6		7.6
4.25% Notes	32.5		32.5
4.75% Notes	16.3		16.3
Preferred Stock Outstanding	16.5		0.0
Weighted-Average Number of Common Shares Outstanding - Diluted	537.6		521.1
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.45		$ 0.17
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.40		$ 0.16

(1) In August 2011, we sold approximately half of our holdings in Facebook, Inc.

(Amounts in Millions, except per share amounts)

IPG

Reconciliation of Facebook Transaction [1]

	Nine Months Ended September 30, 2011		
	As reported	Facebook	Ex - Facebook
Income Before Income Taxes	$ 368.0	$ 132.2	$ 235.8
Provision for Income Taxes	(96.5)	(4.8)	(91.7)
Effective Tax Rate	***26.2%***		***38.9%***
Equity in Net Income of Unconsolidated Affiliates	1.7		1.7
Net Income Attributable to Noncontrolling Interests	(2.8)		(2.8)
Dividends on Preferred Stock	(8.7)		(8.7)
Net Income Available to IPG Common Stockholders - Basic	$ 261.7	$ 127.4	$ 134.3
Adjustments: Effect of Dilutive Securities			
Interest on 4.25% Notes	1.0		1.0
Interest on 4.75% Notes	3.1		3.1
Net Income Available to IPG Common Stockholders - Diluted	$ 265.8		$ 138.4
Weighted-Average Number of Common Shares Outstanding - Basic	471.3		471.3
Add: Effect of Dilutive Securities			
Restricted Stock, Stock Options and Other Equity Awards	7.7		7.7
4.25% Notes	32.5		32.5
4.75% Notes	16.3		16.3
Weighted-Average Number of Common Shares Outstanding - Diluted	527.8		527.8
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.56		$ 0.28
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.50		$ 0.26

(1) In August 2011, we sold approximately half of our holdings in Facebook, Inc.

(Amounts in Millions, except per share amounts)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
SALARIES & RELATED (% of revenue)	Trailing Twelve Months
	Base, Benefits & Tax
	Incentive Expense
	Severance Expense
	Temporary Help
OFFICE & GENERAL (% of revenue)	Trailing Twelve Months
	Professional Fees
	Occupancy Expense (ex-D&A)
	T&E, Office Supplies & Telecom
	All Other O&G
FINANCIAL	Available Liquidity
	$1.0 Billion 5-Year Credit Facility Covenants

IPG

Salaries & Related Expenses



% of Revenue, Trailing Twelve Months
66.0%
63.0%
60.0%
63.4%
63.3%
64.0%
9/30/2011
12/31/2010
9/30/2010

Salaries & Related Expenses (% of Revenue)

Three and Nine Months Ended September 30


Base, Benefits & Tax
60.0%
55.0%
50.0%
45.0%
51.5%
53.4%
54.3%
55.1%
Three Months
Nine Months
Incentive Expense
6.0%
4.0%
2.0%
0.0%
4.1%
4.3%
4.0%
3.9%
Three Months
Nine Months
Severance Expense
2.0%
1.0%
0.0%
1.1%
1.0%
1.3%
1.0%
Three Months
Nine Months
Temporary Help
5.0%
4.0%
3.0%
2.0%
3.7%
3.8%
3.9%
3.6%
Three Months
Nine Months
2011
2010

"All Other Salaries & Related," not shown, was 2.6% and 2.3% for the three months ended September 30, 2011 and 2010, respectively, and 2.5% for the nine months ended September 30, 2011 and 2010.

Office & General Expenses


% of Revenue, Trailing Twelve Months
32.0%
27.0%
22.0%
27.5%
28.2%
28.2%
9/30/2011
12/31/2010
9/30/2010

Office & General Expenses (% of Revenue)

Three and Nine Months Ended September 30



Professional Fees
3.0%
2.0%
1.0%
0.0%
1.5%
1.7%
1.7%
1.8%
Three Months
Nine Months
Occupancy Expense (ex-D&A)
12.0%
8.0%
4.0%
0.0%
7.4%
8.0%
7.7%
8.2%
Three Months
Nine Months
T&E, Office Supplies & Telecom
6.0%
4.0%
2.0%
0.0%
3.5%
3.7%
3.8%
3.8%
Three Months
Nine Months
All Other O&G
18.0%
14.0%
10.0%
14.6%
15.2%
14.6%
15.2%
Three Months
Nine Months
2011
2010

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$985
$1,799
$984 (1)
$1,824
$634
$1,854
$634
$2,689
$634
$1,939
9/30/2011
6/30/2011
3/31/2011
12/31/2010
9/30/2010
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facility

(1) In May 2011, we increased our credit facility to $1,000 from $650, which is reflected above net of outstanding letters of credit.

($ in Millions)

$1.0 Billion 5-Year Credit Facility Covenants (1)

Covenants (2)	Last Twelve Months Ending September 30, 2011
I. Interest Coverage Ratio (not less than):	5.00x
Actual Interest Coverage Ratio:	7.84x
II. Leverage Ratio (not greater than):	3.00x
Actual Leverage Ratio:	2.07x

Interest Coverage Ratio - Interest Expense Reconciliation	Last Twelve Months Ending September 30, 2011
Interest Expense:	$135.3
- Interest income	36.9
- Other	3.9
+ Preferred stock dividends	11.6
Net interest expense as defined:	$106.1

EBITDA Reconciliation	Last Twelve Months Ending September 30, 2011
Operating Income:	$632.6
+ Depreciation and amortization	200.0
+ Other non-cash charges	(0.8)
EBITDA as defined:	$831.8

(1) Facility is not drawn on as of September 30, 2011.

(2) Based on the terms of the Credit Facility and on our debt ratings from the rating agencies, the EBITDA covenant is not applicable.

($ in Millions)

IPG

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

IPG